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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 15, 2003

                                 PubliCARD, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

        0-29794                                           23-0991870
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(Commission File Number)                    (I.R.S. Employer Identification No.)

 620 Fifth Avenue, 7th Floor,
 New York, NY                                                      10020
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code            (212) 651-3102
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Item 7. Financial Statements and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits

      99.1  Press release dated May 15, 2003

Item 9. Regulation FD Disclosure.

      The following information is provided under Item 12 of Form 8-K, "Results of Operations and Financial Condition".

      On May 15, 2003, PubliCARD announced its results of operations for the three months ended March 31, 2003. A copy of the press release announcing the results of operations is filed as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PubliCARD, Inc.

Date:  May 15, 2003                       /s/ Antonio L. DeLise
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                                          Antonio L. DeLise, President,
                                          Chief Executive Officer, Chief
                                            Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number     Description

99.1 Press release dated May 15, 2003 announcing the results of operations for the three months ended March 31, 2003